UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2006
Knova Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30277	25-1647861

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10201 Torre Avenue, Suite 350 Cupertino, CA	95014

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 863-5800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01 Other Events.
On June 9, 2006, the Company filed a lawsuit against Inquira, Inc. (“Inquira”) in the United States District Court for the District of Delaware claiming that Inquira has, among other items, infringed and induced infringement of one of the Company’s patents. The Company is seeking the following remedies in the suit: injunctions enjoining and restraining Inquira, its officers, directors, agents, employees and all others in active concert or participation with them from directly infringing or inducing or contributing to the infringement of the Company’s patents; a judgment and order requiring Inquira to pay damages, together with interest, costs and attorneys’ fees; and other appropriate damages. The Company is not able to predict the outcome of this lawsuit.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, KNOVA Software, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2006	KNOVA SOFTWARE, INC.

	By:	/s/ Thomas Muise

	Name:	Thomas Muise
	Title:	Chief Financial Officer

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